Supplement Dated July 10, 2014
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVULONE 2007
Lincoln SVULONE 2013

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln SVULONE 2007

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

Changes to “Sub-Accounts and Funds” section of the prospectus:

Delaware VIP® Smid Cap Growth Series and Delaware VIP® U.S. Growth Series are now subadvised by Jackson Square Partners, LLC.

LVIP Dimensional/Vanguard Total Bond Fund is now correctly labeled as a Fund of Fund.

Changes to “Your Insurance Policy” section of the prospectus:

The following replaces “Note” paragraph:

Note: The Policy Specifications pages (and any pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), and is the date from which Policy Years, Policy Anniversary and ages are determined.  Such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

Changes to “Glossary of Terms” section of the prospectus:

The term “Date of Issue” has been removed.